SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2004

SYNIVERSE HOLDINGS, LLC

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-88168-1 333-88168	30-0041664 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tampa City Center, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On November 19, 2004, Syniverse Technologies, Inc. (“Issuer”), Syniverse Holdings, LLC (“Ultimate Parent”), Syniverse Holdings, Inc. (“Parent”), Syniverse Networks, Inc., Syniverse Finance, Inc. and Syniverse Brience, LLC entered into a Second Supplement to Indenture (the “Second Supplement”) with The Bank of New York, as trustee for the indenture governing the Issuer’s 12 3/4% senior subordinated notes due 2009 (the “Indenture”). The Second Supplement amends the Indenture and clarifies that (i) as an exception to the negative covenant restricting the business activities of the Ultimate Parent and the Parent, the Ultimate Parent may contribute to the Parent as common equity or as a capital contribution, and the Parent in turn may contribute to the Issuer as common equity or as a capital contribution, all of the Ultimate Parent’s equity interests in Syniverse Networks, Inc. and (ii) upon the release of the guarantee of the Ultimate Parent and the Parent under the terms of the Indenture, the negative covenant restricting the business activities of the Parent and the Ultimate Parent will cease to have any force and effect. These amendments were effected pursuant to a provision of the Indenture which permits the Issuer and The Bank of New York to amend the Indenture without notice to or consent of any holder of the Issuer’s senior subordinated notes to cure any ambiguity, defect or inconsistency in the Indenture.

The Second Supplement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Supplement which is filed as Exhibit 10.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Second Supplement to Indenture, dated as of November 19, 2004, by and among Syniverse Technologies, Inc., Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Networks, Inc., Syniverse Finance, Inc., Syniverse Brience, LLC and The Bank of New York..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2004

SYNIVERSE HOLDINGS, LLC
(Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Second Supplement to Indenture, dated as of November 19, 2004, by and among Syniverse Technologies, Inc., Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Networks, Inc., Syniverse Finance, Inc., Syniverse Brience, LLC and The Bank of New York.

*	Filed herewith electronically.